Hood River New Opportunities Fund
Summary Prospectus	Institutional Shares Ticker: HRNOX
October 31, 2025	Investor Shares Ticker: HRNIX
www.hoodrivercapital.com	Retirement Shares Ticker: HRNRX
Before you invest, you may want to review the Prospectus for the Hood River New Opportunities Fund (the “Fund”), which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated October 31, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the Fund’s Statement of Additional Information) online at https://hoodrivercapital.com/new-opportunities-fund/. You can also obtain this information at no cost by calling (800) 497-2960 or by sending an e-mail request to info@hoodrivercapital.com.
INVESTMENT OBJECTIVE
Hood River New Opportunities Fund (the “New Opportunities Fund” or the “Fund”) seeks long-term capital appreciation
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares	Retirement Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) and/or Service Fees	0.00%	0.25%	0.00%
Shareholder Servicing Fees[1]	0.10%	0.10%	0.00%
Other Expenses	0.48%	0.50%	0.40%
Total Annual Fund Operating Expenses	1.33%	1.60%	1.15%
Fee Waivers/Expense Reimbursements[2]	-0.38%	-0.40%	-0.30%
Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements	0.95%	1.20%	0.85%

1 The Fund has implemented a Shareholder Servicing Plan on behalf of its Institutional and Investor Shares that allows the Fund to make payments of up to 0.10% to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts. The Fund expects to accrue shareholder servicing fees of 0.10% for Institutional Shares and Investor Shares in the upcoming fiscal year.
2 Hood River Capital Management LLC (“Hood River” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to ensure that Total Annual Fund Operating Expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) do not exceed 0.85% of the Fund’s average daily net assets, through at least August 5, 2027, unless terminated sooner by, or with the consent of, the Fund’s Board of Trustees (the “Board”). To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements will be greater than 0.85%. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement agreement discussed in the table above is reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$97	$344	$654	$1,533
Investor Shares	$122	$425	$793	$1,831
Retirement Shares	$87	$304	$573	$1,342
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period August 5, 2024 (commencement of operations) through June 30, 2025, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund, under normal market conditions, invests primarily in a diversified portfolio of equity securities of small and medium capitalization companies. Although the Fund does not invest in derivatives as part of its principal investment strategy, the Fund may occasionally invest in derivative investments that are tied economically to small and mid-cap companies when it is deemed to be in the best interest of shareholders, such as to reposition the portfolio in response to a significant macro event. The Fund may also hold stocks of companies in other capitalization ranges at times, such as when a stock in the Fund’s portfolio experiences significant market appreciation.
The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”).
The Fund may from time to time invest in foreign securities including American Depositary Receipts (“ADRs”)
In selecting securities for the Fund, the research process utilized by Hood River begins by screening a universe of small and mid-cap stocks with market capitalizations generally within the market capitalization range for the Russell 2500 Growth Index at the time of purchase and which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. In order to identify companies with such attributes, Hood River conducts fundamental analysis to identify companies with the following characteristics: growing revenues; stable or expanding margins; low debt levels; solid cash flows; and high or potentially high returns on capital. Hood River also engages in discussions with management, customers, suppliers, competitors, and industry experts to forecast financial metrics for a potential investment target. A valuation analysis is performed to determine whether the stock is attractively priced relative to its industry, historical range, and the overall market. Hood River performs additional research of the most promising stocks to uncover those companies with solid management that have executed well over time, strengthening competitive positions, and positive business and market trends. The Fund’s portfolio will consist of companies for which Hood River has conviction in its own proprietary estimates and believes that they are significantly higher than consensus estimates.
The Fund maintains a portfolio of approximately 80-120 stocks, which is constructed with the overall goal of mitigating risk. However, the actual amount of the portfolio holdings may vary due to market conditions. Portfolio risk is addressed through a position limit of 7% of the Fund’s assets based on cost, and a sector sizing limit of typically within 1500 basis points relative to the Russell 2500 Growth Index for the largest sectors, which include consumer, healthcare, industrials, and technology. The Fund is expected to have significant exposure to the health care, industrials, and information technology sectors.
Hood River periodically engages in active trading of Fund securities.
Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken or if poor relative price performance persists.
PRINCIPAL RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Equity Securities Risk: Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. As the Fund invests a significant amount of its assets in common stocks and other equity securities it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
•Small and Mid-Cap Company Risk: The Fund is subject to greater volatility than funds that invest in large-cap companies. Small and mid-capitalization companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small and mid-capitalization companies may also be more difficult to value than large-cap companies.
•Management Risk: The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund’s investment strategies.
•Sector Emphasis Risk: Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
◦Health Care Sector Risk: To the extent that the Fund invests a significant portion of its assets in the health care sector, the Fund will be sensitive to risks affecting health care companies. Companies in the health care sector are subject to government regulation and may be affected by reimbursement rates, government approval of products and services, patent protection and research and development costs.
◦Industrial Sector Risk: The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. “Industrials” is a broad category, which includes, but is not limited to, commercial and professional services, capital goods, and transportation companies. Declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities held in the Fund’s portfolio. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Valuation Risk: The Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s determination that a company’s “value” or prospects for exceeding earnings expectations or market conditions is wrong. The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
•Foreign Security Risk: Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. Income and dividends earned on foreign investments may be subject to foreign withholding taxes.
•ADR Risk: ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
•IPO Risk: The Fund may purchase securities of companies engaged in IPOs. The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
•Cybersecurity Risk: With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Portfolio Turnover Risk: The Fund may engage in active and frequent trading, resulting in high portfolio turnover. The higher the Fund’s portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving distributions of taxable gains in the year.
•Liquidity Risk: Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Securities of small-cap companies may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.
•Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
•New Fund Risk. The Fund is a recently organized investment company with a limited history. As a result, prospective investors have a limited track record on which to base their investment decision.
PERFORMANCE INFORMATION
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is also available on the Fund’s website at www.hoodrivercapital.com or by calling (800) 497-2960.

INVESTMENT ADVISER
Hood River Capital Management LLC
PORTFOLIO MANAGERS

Brian P. Smoluch, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since August 2024.
David G. Swank, CFA Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since August 2024.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for Institutional Shares of the Fund is $25,000 and the minimum initial investment for Investor Shares of the Fund is $1,000. There is no minimum initial investment for Retirement Shares of the Fund. Additional investments may be made in any amount. The Adviser may reduce or waive the minimum.
A shareholder may sell (redeem) shares on any Business Day. Shares may be redeemed in one of the following ways:

By Regular Mail- Send A Written Request To: Hood River New Opportunities Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, MO 64121-9252	By Wire: Call the Fund at (800) 497-2960
TAX INFORMATION
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.